Exhibit 99.1

NVX - CoV2373 Vaccine for COVID - 19 Dr. Gregory Glenn, World Vaccine Congress Webcast 13 May 2020

2 novavax.com Executive summary • Novavax has a prefusion, stable recombinant SARS - CoV - 2 Spike protein nanoparticle vaccine candidate (NVX - CoV2373) that has been highly immunogenic in mice and nonhuman primates • Novavax is employing a mature vaccine platform to address the current COVID 19 pandemic • Novavax is initiating a single protocol (Phase 1 and 2) this month with key data delivered Q3 and into Q4 • NVX - CoV2373 can be scaled up rapidly to produce up to 100M doses by year end and continue to scale throughout 2021 • NVX - CoV2373 could potentially be deployed under emergency use authorization by the end of 2020 pending positive safety and immune data CONFIDENTIAL

# Novavax vaccine pipeline


PROGRAM DESCRIPTION
PRECLINICAL
CLINICAL
PHASE 1
PHASE 2
PHASE 3
Matrix-M
NanoFlu™ – Nanoparticle Seasonal Influenza Vaccine - Older Adults (65+ yrs)
Matrix-M
NVX-CoV2373 – Coronavirus vaccine candidate1
ResVax™ - RSV F Vaccine - Infants via Maternal Immunization2
Matrix-M
RSV F Vaccine - Older Adults (60+ yrs)
RSV F Vaccine - Pediatrics (6 mos – 5 yrs)
Matrix-M
Combination Influenza/RSV F Vaccine - Older Adults (60+ yrs)
Matrix-M
Ebola GP Vaccine

[1] Supported by grant from CEPI of up to $388 million
[2] Supported by the $89.1 million grant from the Bill and Melinda Gates Foundation.

Completed Phase 3– March 2020 Successfully achieved all primary endpoints and achieved statistical significance in key secondary endpoints

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4 novavax.com Recombinant Protein Nanoparticles Platform technology: previous experience allows directional confidence in early development Experience with RSV, Seasonal Influenza and Ebola instructive Susan Krueger, et al Structural Characterization and Atomistic Modeling of a Respiratory Syncytial Virus Fusion Glycoprotein Nanoparticle Vaccine, ACS Nano Nanoparticle Trimers PS 80 Detergent

5 novavax.com Highlights From Seasonal Influenza NanoFlu Nanoparticle Vaccine ( qNIV ) Novavax qNIV released primary results from their P3 pivotal trial in March 2020 in adults older than 65 years. The trial remains ongoing for long term safety Recombinant adjuvanted vaccine addresses drift, egg adaptation and immune senescence Robust antibody and T cell responses Nanoparticle and Matrix M™ adjuvant share many similarities with NVX - CoV237 Phase 2: NanoFluinduced higherstrain-specific polyfunctional CD4+effector T cellsagainst homologous and drifted A/H3N2 than did FluzoneHD or Flublok Phase 2: NanoFluinduced 23-46% greater wild-type HAI antibodies against homologous and drifted A/H3N2 than did Fluzone HD p<0.001* p=0.014* p<0.001* Shinde V, Cai R. 2020. Induction of Cross - reactive Hemagglutination Inhibiting Antibody and Polyfunctional CD4+ T - cell 3 Responses by a Recombinant Matrix - M - Adjuvanted Hemagglutinin Nanoparticle Influenza Vaccine. meRxiv .

Vaccine

In mice, Ebola glycoprotein (EBOV GP) nanoparticle vaccine, administered with Matrix-M, induced potent polyfunctional CD4+ and CD8+ T cell responses


Single Cytokines
Double Cytokines
Triple Cytokines
C.
CD4+ T cells
% of Cytokine Producing Cells
D.
CD8+ T cells
% of Cytokine Producing Cells
PBS
Matrix-M
5µg EBOV GP
5µg EBOV GP + 2.5µg Matrix-M
5µg EBOV GP + 5µg Matrix-M
5µg EBOV GP + AlPO4

*Matrix-M adjuvant enhances antibody, cellular and protective immune responses of a Zaire Ebola/Makona virus glycoprotein (GP)nanoparticle vaccine in mice*

Bengtsson et al.
Vaccine 34 (2016) 1927–1935

NOVAVAX

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7 novavax.com The picture can't be displayed. The picture can't be displayed. In mice, EBOV GP nanoparticle vaccine, administered with Matrix - M, induced potent neutralizing antibody responses, with dose sparing, and protection from lethal challenge Matrix - M adjuvant enhances antibody, cellular and protective immune responses of a Zaire Ebola/ Makona virus glycoprotein (GP)nanoparticle vaccine in mice Bengtsson et al. Vaccine 34 (2016) 1927 – 1935 7

# In baboons, EBOV GP nanoparticle vaccine with Matrix-M adjuvant was predictive of immunogenicity in humans

- Robust antibody and T cells
- Key role of adjuvant
- Dose sparing with Matrix-M
- Persistence of immunity
- Value of prime - boost



ELISA EC50 GMT Titer
10⁶
10⁵
10⁴
10³
10²
10¹
0
21
31
42
60
90
120
150
180
382
389
410
417
Day
5 µg GP + Matrix
60 µg GP + Matrix
60 µg GP + AlPO4
60 µg GP

Fries, et al. Ebolavirus glycoprotein subunit vaccine with saponin Matrix-M™ adjuvant is highly protective against virulent human ebolavirus Zaire in *Macaca fascicularis*: An alternative to virus vector-based vaccines; *in preparation*.

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9 novavax.com In humans, EBOV GP nanoparticle vaccine, administered with Matrix - M, in a 2 dose schedule, induced potent and durable ELISA and neutralizing antibody responses over a year, with dose sparing 9 • Design 1 : phase 1 (off IND), placebo - controlled, dose - escalation trial conducted in 230 healthy adults (18 - 50 years) randomized to 1 of 13 arms to evaluate 4 EBOV GP antigen doses as single - or 2 - dose regimens with or without adjuvant. Safety and immunogenicity were assessed through 1 - year post - dosing. • Unadjuvanted 2 - dose regimens show modest response by day 35 (approx. 5 - fold over placebo background); • 1 - dose adjuvanted regimens show 10 - fold enhancement over 2 - dose unadjuvanted regimens, reach plateau at 21 days; • 2 - dose adjuvanted regimens show responses >100 - fold above unadjuvanted vaccine; • No antigen dose response in any group; 6.5µg is a good as 50. 1. Fries L, 2019 1. Fries L, 2019

10 novavax.com EBOV GP nanoparticle vaccine Phase 1 human immunogenicity Human EBOV GP Phase 1 i mmune r esponses in the FANG ELISA compared to vectored vaccines 1 2 4 8 16 32 64 128 256 512 1024 2048 4096 8192 16384 0 50 100 150 200 250 300 350 400 F A N G E L I S A G M E U ( 9 5 % C I ) Study Day FANG ELISA RESULTS for A RANDOM SUBSET of EBOV-H-101 SERA Two-dose adjuvanted regimens Red and green horizontallines represent the approximate one-month median values reported from sera of subjects who received rVSV∆G-ZEBOV (red)or rChAd3 EBO Z(green) respectively. (Logue J, et al. J Virol Meth 2018; 255:84-90) EBOV GP nanoparticle vaccine responses in NHP ≥ median ELISA values 1 in subjects immunized with vectored vaccines and showed protection in the field 2 1 Logue , et al. JVM. 2018 2 Henai - Restrepo , et al. Lancet 2017

11 novavax.com Recombinant Protein Nanoparticles Platform technology: previous experience allows directional confidence in early development Engineered for immunogenicity, stability and productivity SARS - CoV - 2 Spike protein structure critical for protection, characterization tools well developed Susan Krueger, et al Structural Characterization and Atomistic Modeling of a Respiratory Syncytial Virus Fusion Glycoprotein Nanoparticle Vaccine, ACS Nano Nanoparticle Trimers PS 80 Detergent Core

# Novavax NVX-CoV2373 Vaccine Approach

- Developed from a gene sequence to phase 1 in ~90 days nanoparticle vaccines against Ebola GP and influenza A/H7N9 HA with Matrix=M adjuvant
- SARS CoV-2 Spike (S) gene synthesized by GenScript and delivered Jan 20
- Engineered >20 constructs
- Screened for hACE2-binding, stability, productivity, immunogenicity
- NVX-CoV2373 selected a stabilized, prefusion, hACE2-binding, candidate

| BV | Description | Sf | Transfect | Expand Primary | Solubility | 2nd virus titer | Plaque purificatio |
|---|---|---|---|---|---|---|---|
| BV2361 | 2019-nCoV Spike full length | Sf22a | 2/3/2020 | 2/7/2020 | 2/10/2020 | 2/11-2/13 | |
| BV2362 | 2019-nCoV Spike full length/His | Sf22a | | | | | |
| BV2363 | 2019-nCoV Spike Δ TMCT His6 | Sf22a | | | | | |
| BV2364 | 2019-nCoV Spike Δ NTD | Sf22a | 2/5/2020 | 2/9/2020 | 2/12/2020 | 2/13-2/15 | |
| BV2365 | 2019-nCoV Spike RRAR to QQAQ | Sf22a | 2/5/2020 | 2/9/2020 | 2/12/2020 | 2/13-2/15 | |
| BV2366 | 2019-nCoV Spike Full length/ delivered from China | Sf22a | 2/5/2020 | 2/9/2020 | 2/13/2020 | 2/13-2/15 | |
| BV2367 | 2019-nCoV S 3Q-Δ(676-685) | Sf22a | 2/10/2020 | 2/14/2020 | 2/17/2020 | | |
| BV2368 | 2019-nCoV S 3Q-Δ(702-711) | Sf22a | 2/10/2020 | 2/14/2020 | 2/17/2020 | | |
| BV2369 | 2019-nCoV S 3Q-Δ(806-815) | Sf22a | 2/10/2020 | 2/14/2020 | 2/17/2020 | | |
| BV2370 | huACE2 6xHis | Sf22a | 2/10/2020 | 2/14/2020 | 2/17/2020 | | |
| BV2371 | 2019-nCoV S full-length | Sf9 | 2/14/2020 | 2/18/2020 | | | 2/14-2/21 |
| BV2372 | 2019-nCoV S 3Q | Sf9 | 2/14/2020 | 2/18/2020 | | | 2/14-2/21 |
| BV2373 | 2019-nCoV S 3Q-2P | Sf9 | 2/15/2020 | 2/19/2020 | 2/22/2020 | | |
| BV2374 | 2019-nCoV S 2P | Sf9 | 2/15/2020 | 2/19/2020 | 2/22/2020 | | |
| BV2375 | 2019-nCoV 3Q-6xHis | Sf9 | 2/15/2020 | 2/19/2020 | 2/22/2020 | | |
| BV2376 | 2019-nCoV S ΔTMCT?? | Sf9 | 2/17/2020 | 2/21/2020 | | | |
| BV2377 | 2019-nCoV S RBD-FoldOn-6xHis | Sf9 | 2/17/2020 | 2/21/2020 | | | |
| BV2378 | 2019-nCoV S 3Q-Δ(806-815)-2P | Sf9 | 2/22/2020 | 2/26/2020 | 2/29/2020 | 3/1-3/3 ?? | 2/26-3/3 |
| BV2379 | 2019-nCoV S 3Q-Δ(806-815) | Sf9 | 2/22/2020 | 2/26/2020 | 2/29/2020 | 3/1-3/3 ?? | 2/26-3/3 |


S1
S2
S1/S2 cleavage site
682-QQAQ-685
mutation
2P mutation
K986P/V987P
1
SS
NTD
RBD
SD1/SD2
FP
HR1
CH
HR2
TM
CT
1273
14
305
331
527
S2' cleavage site
WT: NSPRRARSVAS
3Q: NSPQQAQSVAS
WT: SRLDKVEAEV
2P: SRLDPPEAEV

NVX-COV2373 full-length, prefusion stabilized SARS-CoV-2 spike (S) glycoprotein

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13 novavax.com NVX - CoV2373 and Matrix - M™ Critical partners for immunogenicity Matrix M Saponin Adjuvant SARS - CoV - 2 trimer hACE2 receptor Matrix - M Novavax, Inc. (U.S.) Novavax AB (Sweden) CoV2373 Antigen

14 novavax.com NVX - CoV2373 prefusion spike CryoEM • 2D class average overlay with recently solved cryoEM of SARS - CoV - 2 trimeric spike protein (EMD ID 21374) • Wrapp , et al, 2020, Science , Cryo - EM structure of the 2019 - nCoV spike in the prefusion conormation The 2373 rSpike protein in the Nanoparticle Vaccine is in the prefusion state, its native structure The native structure is deemed critical for inducing protective immune responses Together with PS80 forms a detergent/protein nanoparticle

15 novavax.com NVX - CoV2373 binds with high affinity to hACE2 receptor Binding is an indication of the correct prefusion structure, predicts induction of functional antibodies that will block infection

16 novavax.com NVX - CoV - 2 construct stability NVX - COV2373 SARS - CoV - 2 prefusion S ACE2 binding 48 hr stress conditions Two proline (2P) mutation S2/HR1 as described: Wrapp , et al, 2020, Science , Cryo - EM structure of the 2019 - nCoV spike in the prefusion conformation.

17 novavax.com Day 0 One dose Two dose 10 0 10 1 10 2 10 3 10 4 10 5 S A R S - C o V - 2 a n t i - S I g G ( E C 5 0 ) LOD Day 0 One dose Two dose 10 0 10 1 10 2 10 3 10 4 h A C E 2 I n h i b i t i o n ( 5 0% ) LOD Day 0 One dose Two dose 10 0 10 1 10 2 10 3 10 4 10 5 S A R S - C O V - 2 N e u t r a l i z a t i o n ( C P E 5 0% ) LOD Balb/C Mice: NVX - CoV2373 10µg + Matrix - M A nti - S IgG, hACE2 receptor inhibition, SARS - CoV - 2 N eutralization NVX - CoV2373 anti - S IgG hACE2 Receptor Inhibition Neutralization* *Matt Frieman, UMD School of Medicine BSL3 SARS - CoV - 2 virus infection Vero E6 cell CPE (50%) assay.

18 novavax.com 10  g 0.01  g + Matrix 0.1  g + Matrix 1  g + Matrix 10  g + Matrix Placebo 4 8 16 32 64 128 256 512 1024 2048 h A C E 2 I n h i b i t i o n ( 5 0% ) One dose Two dose LOD Balb/C Mice: NVX - CoV2373 vaccine 10ng - 10µg dose - ranging hACE2 receptor inhibition (50%) • Functional immunity induced at 10ng dose NVX - CoV2373 • Matrix improves immune responses • Second vaccination improves immune responses

19 novavax.com 25  g 1  g + Matrix M 5  g + Matrix M 25  g + Matrix M 10 1 10 2 10 3 10 4 10 5 10 6 S A R S - C o V - 2 a n t i - S I g G ( E C 5 0 ) LOD Day 0 One dose Two dose 25  g 1  g + Matrix M 5  g + Matrix M 25  g + Matrix M 10 0 10 1 10 2 10 3 10 4 S A R S - C o V - 2 N e u t r a l i z a t i o n ( 5 0 % C P E ) LOD Day 0 One dose Two dose Baboons: NVX - CoV2373+Matrix - M Anti - S IgG, hACE2 receptor inhibition, and Neutralization NVX - CoV2373 anti - S IgG Neutralization* *Matt Frieman, UMD School of Medicine BSL3 SARS - CoV - 2 virus infection Vero E6 cell CPE (50%) assay.

20 novavax.com Baboons: ELISPOT IFN - γ and IL - 4 responses PBMCs Day 28 25  g 1  g + Matrix M 5  g* + Matrix M 25  g + Matrix M 0 20 40 60 80 I F N -  p r o d u c i n g c e l l s p e r 1 0 6 P B M C s IFN- producing PMBC Ag PMA Ag PMA Ag PMA Ag PMA 0 500 1000 1500 2000 I L - 4 p r o d u c i n g c e l l s p e r 1 0 6 P B M C s IL-4 producing PBMC 25g 1g + Matrix-M 5g + Matrix-M 25g + Matrix-M *Stimulation IFN - γ production was 0.01% treated with medium only, however IFN - γ animal No.609 (5µg group) was 1.07% (100 folds higher) stimulated with medium only, thus was not included in the analysis.

21 novavax.com Baboons: Intracellular Cytokine Staining (IFN - γ , IL - 2, TNF - α) Multifunctional Ag - Specific CD4 T - cells day 28 25  g 1  g +Matrix M 5  g +Matrix M 25  g +Matrix M 0 50 100 150 T r i p l e c y t o k i n e + c e l l s ( p e r 1 0 6 C D 4 T c e l l s ) Triple cytokine+ CD4 T cells 25  g 1  g +Matrix M 5  g +Matrix M 25  g +Matrix M 0 500 1000 1500 2000 2500 T w o + c y t o k i n e + c e l l s ( p e r 1 0 6 C D 4 T c e l l s ) Double cytokine+ CD4 T cells

# Baboon/human: Anti-CoV2373 S IgG Responses

NVX-CoV2373 Immunized Baboons



SARS-CoV-2 anti-S IgG (EC50)
$10^6$
$10^5$
$10^4$
$10^3$
$10^2$
$10^1$
Day 0
One dose
Two dose
LOD
25 µg
1 µg + Matrix M
5 µg + Matrix M
25 µg + Matrix M

COVID-19 Convalescent Serum (Individual Subjects)



SARS-CoV-2 anti-S IgG (EC50)
$10^6$
$10^5$
$10^4$
$10^3$
$10^2$
$10^1$
LOD
02 03 09 10 11 13 15 16 23 26 25 29 17 18 19 nHu
Human Convalescent Serum

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23 novavax.com Baboon/human: hACE2 Receptor Inhibition Responses 25  g 1  g + Matrix M 5  g + Matrix M 25  g + Matrix M 10 1 10 2 10 3 h A C E 2 I n h i b i t i o n ( 5 0% ) LOD Day 0 One dose Two dose 0 2 0 3 0 9 1 0 1 1 1 3 1 5 1 6 2 3 2 6 2 5 2 9 1 7 1 8 1 9 n H u 10 1 10 2 10 3 h A C E 2 I n h i b i t i o n ( 5 0% ) Human Convalescent Serum LOD NVX - CoV2373 Immunized Baboons COVID - 19 Convalescent Serum (Individual Subjects)

# Preclinical Testing NVX-CoV2373 Vaccine for Enhanced Disease

- Mechanism of enhancement reported for SARS and MERS-CoV
  - Mice: Th2 dominance associated with eosinophils in lung lesions.
  - NHP: Virus-antibody immune complexes and cytokine storm associated with enhanced lung inflammation; not associated with antibody-mediated enhancement of viral replication (ADE).
- Rodent models for Th2 dominance
  - Balb/C mice – IgG subclass and IL-4/IFN- γ ELISPOT
  - ACE2-transgenic mice – CoV-2 challenge/histopathology
  - Syrian golden hamsters – CoV-2 challenge/histopathology
- Non-human primates for cytokine storm – lung pathology
  - *Cynomolgus* – CoV-2 challenge/histopathology
  - *Rhesus* – CoV-2 challenge/histopathology

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NVX - CoV2373: Clinical Plan

26 novavax.com NVX - CoV2373 phase 1 clinical trial • Single protocol Phase 1/Phase 2 • Phase 1 – 130 subjects, 18 - 59 years of age • Data to be filed to US IND for Phase 2 initiation • Key Immune measurements: • ELISA • Receptor Binding Inhibition • Neutralization • CMI – Th1/Th2 • Key Safety • Reactogenicity • Safety labs pre/post vaccination • Pause rules with SMC in place • AE (SNMC, SAE, AESI) • Key Data – Currently recruiting, Data July With or without 50 mg Matrix - M™ adjuvant Treatment Group Day 0 Day 21 Matrix - M Adjuvant Matrix - M Adjuvant A 0 -- 0 -- B 25 µg -- 25 µg -- C 5 µg 50 µg 5 µg 50 µg D 25 µg 50 µg 25 µg 50 µg E 25 µg 50 µg 0 --

27 novavax.com NVX - CoV2373 phase 2B clinical trial • Single protocol Phase 1/Phase 2 • Phase 2 proposed to follow closely on day 35 Phase 1 results • ~2200 Subjects, 1000 > Older Adults • US and Australia • Placebo controlled • Considerations 1 vs 2 doses, Fractional dosing • COVID - 19 disease endpoints – PCR confirmed • Multiple severities • Trigger for Phase 3 (or potential EUA ) • Other parallel trials in other geographies and populations under development

28 novavax.com CEPI $388M Funding for NVX - CoV2373 COVID - 19 Vaccine Development and Manufacturing; May 11, 2020 • Richard Hatchett, CEO of CEPI: “The expansion of our partnership with Novavax represents CEPI’s single biggest investment to date.” • Support clinical development NVX - CoV2373 vaccine candidate through Phase 2 • Support rapid scale - up of vaccine manufacturing • Allows for increased production of Matrix - M adjuvant • Reserves global large - scape manufacturing capacity Novavax Dr . Sonia Maciejewski and Dr. Nita Patel, Director of Antibody Discovery and Vaccine Development

29 novavax.com Summary • Novavax has selected a prefusion, hACE2 - binding, stable , immunogenic, SARS - CoV - 2 spike nanoparticle vaccine with Matrix - M adjuvant • GMP manufacturing of the NVX - CoV2373 and Matrix - M are being scaled up to 100M doses by the end of 2020 and > 1B doses in 2021 • Clinical evaluation is underway with a goal to be able to deploy the vaccine prior to or by the end of the year working with the regulatory authorities under emergency conditions

Thank you to the Novavax Team, CEPI, and our many collaborators